THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Advisory

Supplement dated August 4, 2017 to the prospectus dated May 1, 2017

This Supplement outlines a correction to your American Legacy® Advisory individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

Investment Requirements for other Living Benefit Riders purchased on or after January 9, 2017. The following change is effective beginning August 21, 2017. For Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, and i4LIFE® Advantage Select Guaranteed Income Benefit elections on and after May 22, 2017, the American Funds Asset Allocation Fund & American Fund U.S. Government/AAA-Rated Securities Fund asset allocation model is added to the list of asset allocation models that you may select to satisfy your Investment Requirements. Asset allocation models are made available to you by your broker-dealer. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract or reallocate Contract Value according to the applicable Investment Requirements. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Lincoln Max 6 SelectSM Advantage is not available in every contract. Please refer to your prospectus for complete details about rider availability, Investment Requirements, and asset allocation models.
Appendix – Guaranteed Income Benefit Percentages for Previous Rider Elections. The percentages applicable to i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage between January 9, 2017 and April 14, 2017 were misstated in your May 1, 2017 prospectus. The correct percentages are reflected in the following table:

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

Please keep this Supplement for future reference.